Exhibit 4.5

PURCHASE AGREEMENT NUMBER PA- 4076

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Relating to

Boeing Model 737-8 Aircraft

with

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

and

EASTERN AIR OVERSEAS (HONG KONG) LTD.

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model and Description

Article 2.	Delivery Schedule

Article 3.	Price

Article 4.	Payment

Article 5.	Additional Terms

TABLE

1.	Aircraft Information Table (737-8)

EXHIBIT

A-1	Aircraft Configuration (737-8)

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables (737-8)

CS1.	Customer Support Variables

EE1.	Engine Escalation Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

CEA-PA-4076	PA Page i

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1302569	Aircraft Model Substitution
LA-1302571	Government Approval
LA-1302572	Liquidated Damages Non-Excusable Delay
LA-1302573	Open Matters
LA-1302574	Performance Guarantees 737-8 MAX
LA-1302575	Promotional Support
LA-1302577	Spare Parts Initial Provisioning
LA-1302578	Special Matters
LA-1302595	Board Approval
LA-1302596	Shareholder Approval
LA-1302625	Payment Matters
LA-1302658	Seller Purchase Equipment
LA-1302659	AGTA Terms Revisions for MAX
LA-1302665	Integrated Performance Remedies
LA-1302623	Special Escalation Program
LA-1303853	Special Matters Customer Support Training
LA-1302620	Volume Agreement
LA-1302565	Trade In Matters
LA-1400327	CAAC Regulatory Approval - VTC
LA-1400328	Supplemental Advance Payment Matters
LA-1400329	Trade-In Additional Matters

LETTERS

LA-1304206	China Package Deal Terms
6-1165-MAM-739	Used Aircraft Trade-In – Total Hull Loss

CEA-PA-4076	PA Page ii

BOEING PROPRIETARY

Purchase Agreement No. PA-4076

between

The Boeing Company

and

China Eastern Airlines Corporation Limited

This Purchase Agreement No. PA-4076 between The Boeing Company, a Delaware corporation, (Boeing) and China Eastern Airlines Corporation Limited, a People’s Republic of China corporation, (Customer) with China Eastern Aviation Import and Export Trading Corp., Ltd. and Eastern Air Overseas (Hong Kong) Ltd. as consenting parties (Consenting Parties) relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated March 7, 2001 between the parties, identified as AGTA/CEA (AGTA). Boeing and Consenting Parties consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA. All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA.

1.	Quantity. Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 Model 737-8 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1         Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1         The standard advance payment schedule for the Model 737-8 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one percent (1%), on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

CEA-PA-4076	PA Page 1

BOEING PROPRIETARY

4.2         Not Used.

4.3         For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1         Aircraft Information Tables. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v)  applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a 737-8 aircraft whether such 737-8 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a 737-8 aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-8 aircraft.

5.5         Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft. In addition, Part 3 of Exhibit C to the AGTA, entitled, “Service Life Policy.” is superseded in its entirety by Part 3 of Exhibit C to the AGTA, “Service Life Policy,” attached as Exhibit C to this Purchase Agreement.

CEA-PA-4076	PA Page 2

BOEING PROPRIETARY

5.7         Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8         Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

June 13, 2014
Date

THE BOEING COMPANY	CHINA EASTERN AIRLINES CORPORATION LIMITED

/s/ Mark A. Mignon	/s/ Tang Bing
Signature	Signature

Mark A. Mignon	Tang Bing
Printed name	Printed name

Attorney-In-Fact	ATTORNEY-IN-FACT
Title	Title

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION	EASTERN AIR OVERSEAS (HONG KONG) LTD.

/s/ Yang Zhi Jie	/s/ Wu Yong Liang
Signature	Signature

YANG ZHI JIE	Wu Yong Liang
Printed Name	Printed Name

Attorney-In-Fact
Title	Title

CEA-PA-4076	PA Page 3

BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-4076

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds
Engine Model/Thrust:	CFM-LEAP-1B	26,400 pounds
Airframe Price:		$96,067,000
Optional Features:		$3,581,600
Sub-Total of Airframe and Features:		$99,648,600
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		$99,648,600
Buyer Furnished Equipment (BFE) Estimate:		$1,534,000
Seller Purchased Equipment (SPE) Estimate:		$1,416,000

Detail Specification:	D019A008 Revision G (Feb. 3, 2014)
Airframe Price Base Year/Escalation Formula:	Jul-12		ECI-W Afm
Engine Price Base Year/Escalation Formula:	N/A		N/A
Airframe Escalation Data:
Base Year Index (ECI):		117.2
Base Year Index (ICI):		204.9

$101,064,600

Delivery	Number of
Date	Aircraft	***	***	***	***	***	***
Sep-2017	1	***	***	***	***	***	***
Oct-2017	2	***	***	***	***	***	***
Nov-2017	2	***	***	***	***	***	***
Dec-2017	1	***	***	***	***	***	***
Jan-2018	1	***	***	***	***	***	***
Feb-2018	2	***	***	***	***	***	***
Jun-2018	1	***	***	***	***	***	***
Aug-2018	1	***	***	***	***	***	***
Sep-2018	2	***	***	***	***	***	***
Jan-2019	1	***	***	***	***	***	***
Feb-2019	2	***	***	***	***	***	***
Mar-2019	2	***	***	***	***	***	***
Apr-2019	2	***	***	***	***	***	***

CEA-PA-04076	Page 1

BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-4076

Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of
Date	Aircraft	***	***	***	***	***	***
May-2019	2	***	***	***	***	***	***
Jun-2019	2	***	***	***	***	***	***
Jul-2019	2	***	***	***	***	***	***
Aug-2019	2	***	***	***	***	***	***
Sep-2019	2	***	***	***	***	***	***
Oct-2019	2	***	***	***	***	***	***
Nov-2019	2	***	***	***	***	***	***
Dec-2019	2	***	***	***	***	***	***
Jan-2020	2	***	***	***	***	***	***
Feb-2020	2	***	***	***	***	***	***
Mar-2020	2	***	***	***	***	***	***
Apr-2020	2	***	***	***	***	***	***
May-2020	2	***	***	***	***	***	***
Jun-2020	2	***	***	***	***	***	***
Jul-2020	2	***	***	***	***	***	***
Aug-2020	2	***	***	***	***	***	***
Sep-2020	2	***	***	***	***	***	***
Oct-2020	2	***	***	***	***	***	***
Nov-2020	2	***	***	***	***	***	***
Dec-2020	2	***	***	***	***	***	***
Total:	60	***	***	***	***	***	***

CEA-PA-04076	Page 2

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Exhibit A-1 to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement LA-1302573, entitled “Open Matters” to the Purchase Agreement, PA-4076.

CEA-PA-4076-Exhibit A-1	EXA Page 1

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Exhibit B to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.          Government Documentation Requirements.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1          Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than three (3) months prior to delivery of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2         Certificate of Sanitary Construction.

1.2.1        U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2        Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3         Customs Documentation.

1.3.1        Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

CEA-PA-4076-Exhibit B	EXB Page 1

BOEING PROPRIETARY

1.3.2        General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3        Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.          Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.          Notice Of Flyaway Configuration.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

CEA-PA-4076-Exhibit B	EXB Page 2

BOEING PROPRIETARY

4.          Delivery Actions By Boeing.

4.1       Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2       Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3       Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

***

***

4.5       Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6       Delivery Papers. Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7       Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.          Delivery Actions By Customer.

5.1       Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2       Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3       Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4       TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

CEA-PA-4076-Exhibit B	EXB Page 3

BOEING PROPRIETARY

5.5       Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

CEA-PA-4076-Exhibit B	EXB Page 4

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit AE1

to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-8 AIRCRAFT

1.          Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Where:

Pa = Airframe Price Adjustment. (For Models 737-7, 737-8, 737-9, 737-600, 737-700, 737-800, 737-900, 737-900ER, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

Where:

EClb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement):

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU20232110000001), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

CEA-PA-4076-AE1	AE1 Page 1

BOEING PROPRIETARY

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement); and

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

CEA-PA-4076-AE1	AE1 Page 2

BOEING PROPRIETARY

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.          Values to be Utilized in the Event of Unavailability.

2.1        If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2        Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3        In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4        If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

CEA-PA-4076-AE1	AE1 Page 3

BOEING PROPRIETARY

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

CEA-PA-4076-AE1	AE1 Page 4

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.          Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	No later than 12 months prior to 1st delivery**

Galley Inserts	No later than 12 months prior to 1st delivery**

Seats (passenger)	No later than 14 months prior to 1st delivery**

Overhead & Audio System	No later than 12 months prior to 1st delivery**

In-Seat Video System	Same as Seats

Miscellaneous Emergency Equipment	No later than 12 months prior to 1st delivery**

Cargo Handling Systems* (Single Aisle Programs only)	No later than 8 months prior to 1st delivery**

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

**Actual supplier selection dates will be provided on, or around the date when Boeing provides notice of the scheduled delivery month to Customer.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

CEA-PA-4076-BFE1	BFE1 Page 1

BOEING PROPRIETARY

2.          On-dock Dates and Other Information.

On or before nine (9) months prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
2017	4	Preliminary BFE on- dock dates will be provided on, or around, the date when Boeing provides notice of the scheduled delivery months to Customer.
2018	9
2019	23
2020	24
Total	60

CEA-PA-4076-BFE1	BFE1 Page 2

BOEING PROPRIETARY

3.     Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeinq.com/companyoffices/doinqbiz/supplier portal/index general.html

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BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Supplemental Exhibit CS1

to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below.

***

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BOEING PROPRIETARY

***

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BOEING PROPRIETARY

4.          Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1        Flight Operations.

Airplane Flight Manual

Airplane Rescue and Fire Fighting Information

Dispatch Deviation Guide

ETOPS Guide Vol. III

FMC Supplementary Data Document

Flight Crew Operations Manual and Quick Reference Handbook

Flight Crew Training Manual

Flight Planning and Performance Manual

Jet Transport Performance Methods

Operational Performance Software

Weight and Balance Manual Chapter 1 Control and Loading

4.2        Maintenance.

Aircraft Maintenance Manual

Component Maintenance Manual

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Illustrated Parts Catalog

Nondestructive Test Manual

Powerplant Buildup Manual

Service Bulletins and Index

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Structural Repair Manual

System Schematic Manual

Wiring Diagram Manual

4.3        Service Engineering.

Maintenance Tips

Service Letters

4.4        Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

ETOPS Configuration, Maintenance and Procedures

ETOPS Guide Vol. I and II

Maintenance Planning Data Document

Maintenance Task Cards and Index

4.5        Facilities and Equipment Planning.

Airplane Recovery Document

Engine Ground Handling Document

GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing

Notes)

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BOEING PROPRIETARY

Illustrated Tool and Equipment Manual

Maintenance Facility and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawing and Index

4.6        Airport Technology.

Airplane Characteristics for Airport Planning

4.7        Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

Product Support Supplier Directory

Supplier Assembly Drawings

Supplier Component Maintenance Manuals

Supplier Ground Support Equipment List

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Publications Index

Supplier Service Bulletins

Supplier Spare Part Price Catalog

4.8        Spares.

Product Standard Data System

5.        Aircraft Information.

5.1           Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2           License Grant.    To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

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BOEING PROPRIETARY

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

5.3           Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit EE1

to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-8 AIRCRAFT

1.	Engine Escalation.

No separate engine escalation methodology is defined for the 737-7/8/9, 737-600/700/800/900/900ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	Engine Warranty And Product Support Plan.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 and CFM LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 and CFM LEAP-1B type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 and CFM LEAP-1B type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1           Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and CFM LEAP-1B type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

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BOEING PROPRIETARY

2.2   Patents.

2.2.1        CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2        CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3        The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 and CFM LEAP-1B powered Aircraft.

2.3   Initial Warranty. CFM warrants that CFM56-7 and CFM LEAP-1B engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4   Warranty Pass-On.

2.4.1        If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2        Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3        In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5   New Engine Warranty.

2.5.1       CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

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BOEING PROPRIETARY

(iii)	Such Parts Credit Allowance and Labor Allowance will be: One hundred percent (100%) from new to two thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.

2.5.2        As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%) of CFM’s repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.

(ii)	Transportation to and from the designated facility shall be at Customer’s expense.

2.6   New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1        During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2        CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7   Ultimate Life Warranty.

2.7.1	CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2        CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.

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BOEING PROPRIETARY

2.8   Campaign Change Warranty.

2.8.1        A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.

(ii)	Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.

2.8.2        Labor Allowance - CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3        Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9   Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

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BOEING PROPRIETARY

2.10.2     CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

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BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-4076

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-8 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-4076.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

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BOEING PROPRIETARY

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

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BOEING PROPRIETARY

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE:                  The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

CEA-PA-4076-SLP1	SLP1 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-LA-1302565

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

BOEING PROPRIETARY

***

CEA-LA-1302565
Used Aircraft Trade-In Matters	LA Page 2

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***

CEA-LA-1302565
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***

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10.	Assignment.

Boeing reserves the unrestricted right to transfer or assign all or a portion of its rights, title and interest in the Used Aircraft and its obligations and benefits under any Acquisition Agreement to third parties. Customer shall cooperate with Boeing in complying with reasonable documentation and insurance/indemnity requirements. Boeing agrees that no such transfer or assignment will materially change the duty of or materially increase the burden or risk imposed on Customer.

11.	Confidential Treatment

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-LA-1302565
Used Aircraft Trade-In Matters	LA Page 5

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302569

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1. Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	***

(ii)	***

BOEING PROPRIETARY

2.          Boeing’s Production Capability.

2.1           Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2           If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3           All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3.          Auxiliary Fuel Tanks (for 737-9 Aircraft).

The right to substitute Model 737-9 aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks.

4.          Definitive Agreement

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

5.          Price and Advance Payments.

5.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. However, the APBP for the Substitute Aircraft will remain the same as the APBP of the Aircraft scheduled in the same delivery month for the purposes of calculating advance payments for the Substitute Aircraft.

5.2           If the APBP for any Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the Substitute Aircraft. If the APBP of the Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

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Aircraft Model Substitution	LA Page 2

BOEING PROPRIETARY

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4077-LA-1302569
Aircraft Model Substitution	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302571

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Government Approval

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Government Approval.

Customer will use its best efforts to obtain all required approvals from the People’s Republic of China (Government Approval) for the import of the Aircraft and will advise Boeing promptly in writing after such approval has been obtained.

2.          Boeing Process Support.

Boeing acknowledges that Government Approval is required before Customer can import the Aircraft into the People’s Republic of China. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

3.          Flexibility.

***

BOEING PROPRIETARY

3.1           Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer twenty business days advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such 20 business day notification period.

The following terms shall apply to the rescheduled Aircraft.

3.1.1           The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.2           Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.3           The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

3.1.4           As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any excess advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

3.2           Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

4.          Confidential Treatment

Boeing and Buyer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

CEA-PA-4076-LA-1302571
Government Approval	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302571
Government Approval	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302572

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Liquidated Damages - Non-Excusable Delay

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***

BOEING PROPRIETARY

***

3.	Airframe Price Adjustment for Non-Excusable Delay.

The calculation of the Airframe Price Adjustment will be based on the Scheduled Delivery Month.

4.	Right of Termination.

***

5.	Termination: Payment.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will pay Customer:

***

6.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

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BOEING PROPRIETARY

7.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302572
Liquidated Damages Non-Excusable Delay	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA4076-LA-1302573

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Open Matters

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737 MAX program develops as follows:

1.	Aircraft Delivery Schedule.

1.1      The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement, is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in three (3) month delivery windows (Three (3) Month Delivery Window) consisting of a nominal delivery month (Nominal Delivery Month) plus or minus one (1) month upon the signing of the Purchase Agreement. No later than twenty-four (24) months prior to the Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice with a revised Table 1 of the scheduled delivery month for each Aircraft.

1.2        Prior to providing such notice described in Article 1.1, Boeing will consider and make reasonable efforts to accommodate Customer requests regarding Aircraft quantities in certain periods. Such notice provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the calculation of Escalation Adjustment, however, the amended Table 1 will not revise or change the Advance Payment Base Price for the Aircraft.

BOEING PROPRIETARY

2.	Aircraft Configuration.

2.1 The initial configuration of Customer’s Model 737-8 Aircraft has been defined by Boeing Model 737-8 Airplane Description Document No. D019A008 revision G, dated February 2, 2014, as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration 737-8). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1    No later than twenty-six (26) months prior to the first Aircraft’s scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2    Within sixty (60) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3    Customer will then have sixty (60) days to accept or reject the optional features.

2.1.4    Within thirty (30) days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1    Changes applicable to the basic Model 737-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2    Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.4.3    Revisions to the Supplemental Exhibit BFE to reflect the selection dates and on-dock dates of BFE;

2.1.4.4    Changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes. Such changes will not result in a change to the Advance Payment Base Price provided in Table 1.

3.	Customer Support Variables.

3.1    The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post delivery support package for the 737-8 and will provide this revised package to Customer no later than twenty-four (24) months prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate an overall Boeing post delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

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BOEING PROPRIETARY

3.2    Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4.	Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737-8 program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute or amend letter agreements addressing one or more of the following:

4.1    Software. Additional provisions relating to software and software loading.

4.2    Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA4076-LA-1302573
Open Matters	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302574

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

1.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302574
Aircraft Performance Guarantees LA	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR CHINA EASTERN AIRLINES CORPORATION LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

CEA-PA-4076-LA-1302574
Aircraft Performance Guarantees LA	LA Page 3

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-8 Aircraft with a maximum takeoff weight of 82,190 kilograms, a maximum landing weight of 69,308 kilograms, and a maximum zero fuel weight of 65,952 kilograms, and equipped with Boeing furnished LEAP-1B28 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of 82,190 kilograms, at a temperature of 30°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

NOMINAL:	2,120	Meters
TOLERANCE:	+60	Meters
GUARANTEE:	2,180	Meters

2.2	Landing

The FAA approved landing field length at a gross weight of 69,308 kilograms and at a sea level altitude, shall not be more than the following guarantee value:

NOMINAL:	1,540	Meters
TOLERANCE:	+60	Meters
GUARANTEE:	1,600	Meters

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 977 nautical miles in still air (equivalent to a distance of 918 nautical miles with a 29 knot headwind, representative of a Guangzhou to Taiyuan route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	19,755	Kilograms
TOLERANCE:	-650	Kilograms
GUARANTEE:	19,105	Kilograms

Conditions and operating rules:

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Aircraft Performance Guarantees	LA Page 4

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 50 feet.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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Aircraft Performance Guarantees	LA Page 5

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 2,579 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	95	Kilograms

Takeoff and Climbout Maneuver:
Fuel	201	Kilograms
Distance	3.8	Nautical Miles

Approach and Landing Maneuver:
Fuel	87	Kilograms

Taxi-ln (shall be consumed from the reserve fuel):
Fuel	53	Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 2,794 Kilograms

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Aircraft Performance Guarantees	LA Page 6

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

For information purposes, the reserve fuel is based on a standard day temperature and a) a missed approach and flight to a 200 nautical mile alternate, b) an approach and landing maneuver at the alternate airport, and c) a 45 minute hold at 1,500 feet above the sea-level alternate airport.

2.3.2	Mission Block Fuel

The block fuel for a stage length of 1,050 nautical miles in still air (equivalent to a distance of 1,075 nautical miles with a 11 knot tailwind, representative of a Kunming to Shanghai route) with a 19,105 kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	5,490	Kilograms
TOLERANCE:	+60	Kilograms
GUARANTEE:	5,550	Kilograms

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is 6,879 feet.

The airport temperature is 21°C.

The takeoff runway available (TORA) is 4,500 meters.

The takeoff distance available (TODA) is 4,500 meters.

The accelerate-stop distance available (ASDA) is 4,500 meters.

The runway slope is 0.04 percent uphill.

Maximum takeoff thrust is used for the takeoff.

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Aircraft Performance Guarantees	LA Page 7

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 35,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

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Aircraft Performance Guarantees	LA Page 8

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 10 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	95	Kilograms

Takeoff and Climbout Maneuver:
Fuel	245	Kilograms
Distance	5.2	Nautical Miles

Approach and Landing Maneuver:
Fuel	84	Kilograms

Taxi-In (shall be consumed from the reserve fuel):
Fuel	53	Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 2,830 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a missed approach and flight to a 200 nautical mile alternate, b) an approach and landing maneuver at the alternate airport, and c) a 45 minute hold at 1,500 feet above the sea-level alternate airport.

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

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Aircraft Performance Guarantees	LA Page 9

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

2.3.4	737-8 Weight Summary - China Eastern Airlines

Kilograms

Standard Model Specification MEW	41,504

Configuration Specification D019A008, Rev. E, Dated September 10, 2013
175 Tourist Class Passengers
CFM LEAP-1B Engines
159,900 lb (72,529 kg) Maximum Taxi Weight

Changes for China Eastern Airlines
Interior Change to 162 Passengers (12 FC /150 TC) *	814
(Ref: LOPA - 378-3159 Rev. G) Boeing Sky Interior
181,700 lb (82,417 kg) Maximum Taxi Weight	0
IFE: AVOD (BC), PSU Video Monitors/In-Seat Audio (TC)	310
Flight Deck Entry Video Surveillance	21
HF/VHF Communications	58
SATCOM System	57
Head-Up Display (HUD)	39
Standby Power - 60-Minute Capability	62
Heavy Duty Cargo Compartment Linings/Panels	85
Centerline Overhead Stowage Compartments (4)	105
Winglets	0
Additional Customer Options (Ref. YS581-YS590)	192

China Eastern Airlines Manufacturer’s Empty Weight (MEW)	43,247

Standard and Operational Items Allowance	2,951
(Paragraph 2.3.5)

China Eastern Airlines Operational Empty Weight (OEW)	46,198

	Quantity	Kilograms	Kilograms

* Seat Weight Included:			2,336

First Class Double	6	372
Tourist Class Triple	48	1,846
Tourist Class Triple w/3 In-Arm Food Trays	2	118

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Aircraft Performance Guarantees	LA Page 10

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

2.3.5	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms

Standard Items Allowance				818

Unusable Fuel			58
Oil			116
Oxygen Equipment			19
Passenger Portable	4	16
Crew Masks and Goggles	4	3
Miscellaneous Equipment			26
Crash Axe	1	1
Megaphones	2	2
Flashlights	8	5
Smoke Hoods	7	15
Seat Belt Extensions	4	1
Demo Kits	3	2
Galley Structure & Fixed Inserts			599

Operational Items Allowance				2,133

Crew and Crew Baggage			853
Flight Crew	3	240
Cabin Crew	6	480
Crew Baggage	9	122
Navigation Bags & Manuals		11
Catering Allowance & Removable Inserts			528
First Class	12	120
Tourist Class	150	408
Passenger Service Equipment	162		147
Potable Water - 60 USG			233
Waste Tank Disinfectant			23
Emergency Equipment			349
Escape Slides - Forward and Aft	4	87
Life Vests - Crew and Passengers	172	87
Life Vests - Infant	8	4
Life Rafts	4	169
Auto Radio Beacon (ELT)	1	2

Total Standard and Operational Items Allowance				2,951

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Aircraft Performance Guarantees	LA Page 11

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019A008, Revision E, “Configuration Specification, Model 737-8”, dated September 10, 2013, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payload of the Paragraph 2.3.2 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)  Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)  The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category B brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.3.4. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

4.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 23.8 percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 0.7789 kilograms per liter.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

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Aircraft Performance Guarantees	LA Page 13

BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1302574

LEAP-1B28 Engines

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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Aircraft Performance Guarantees	LA Page 14

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302575

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1          Commitment Limit shall have the meaning set forth in Article 2, below.

1.2          Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3          Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.

1.4          Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5           Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.          Commitment.

***

BOEING PROPRIETARY

3.          Methods of Performance.

***

4.          Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-4076-LA-1302575
Promotional Support-STD	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302575
Promotional Support-STD	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302577

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft).

b) Customer Services General Terms Agreement No. 9P (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.          Definitions.

1.1           Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2           Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE),

1.3           Provisioning Products Guide means the Boeing Manual D6-81834 entitled  “Spares Provisioning Products Guide”.

2.          Phased Provisioning.

2.1           Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

BOEING PROPRIETARY

2.2           Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3           Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4           Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.          Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1           Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2           Prices of Initial Provisioning Spare Parts.

3.2.1           Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2           Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier’s list price for such items.

CEA-PA-4076-LA-1302577
Spare Parts Initial Provisioning	LA Page 2

BOEING PROPRIETARY

3.3           QEC Kits.  Standards Kits. Raw Material Kits. Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.          Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.          Substitution for Obsolete Spare Parts.

5.1           Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2           Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.          Repurchase of Provisioning Items.

6.1           Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft, and ending five (5) years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (in) are surplus to Customer’s needs.

CEA-PA-4076-LA-1302577
Spare Parts Initial Provisioning	LA Page 3

BOEING PROPRIETARY

6.2           Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft added to the Purchase Agreement (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3           Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4           Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5           Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

CEA-PA-4076-LA-1302577
Spare Parts Initial Provisioning	LA Page 4

BOEING PROPRIETARY

6.6           Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.          Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.          Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.          Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

CEA-PA-4076-LA-1302577
Spare Parts Initial Provisioning	LA Page 5

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302577
Spare Parts Initial Provisioning	LA Page 6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302578

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

BOEING PROPRIETARY

***

CEA-PA-4076-LA-1302578
Special Matters	LA Page 2

BOEING PROPRIETARY

base year dollars, as defined in Table 1 of the Purchase Agreement, and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to such Aircraft.

6.          Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7.          Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

CEA-PA-4076-LA-1302578
Special Matters	LA Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302578
Special Matters	LA Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302617

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES	CHINA EASTERN AVIATION IMPORT &
CORPORATION LIMITED	EXPORT CORPORATION

By	/s/ Tang Bing	By	/s/ Yang Zhi Jie

Its	ATTORNEY-IN-FACT	Its	Attorney-In-Fact

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302619

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302619
Shareholder Approval	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302620

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

2.          Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302620
Volume Agreement	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302623

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Aircraft Applicability.

The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 1 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period from 2017 through 2020 (the Included Aircraft).

1.          Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-W escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 2.1, below, for a given Aircraft. The escalation forecast applicable to a given Aircraft is set forth in Attachment A.

***

BOEING PROPRIETARY

2.1.3           if neither 2.1.1 or 2.1.2 occurs, then either party has the option to terminate the affected 737-8 MAX aircraft.

2.2       If Boeing provides Customer the option described in Article 2.1 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 2.1.1 or 2.1.2 above within thirty (30) days of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 2.1.3 above, then: (i) Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft, and (ii) Customer shall be liable for any and all termination costs levied by the engine manufacturer for such termination.

2.2.1           Within thirty (30) days of Boeing’s receipt of Customer’s termination notice for any such terminated Program Aircraft under Article 2.2 above, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

2.2.2           Should Customer fail to issue any notice to Boeing in accordance with Article 2.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

***

CEA-PA-4076-LA-1302623
Special Escalation Program	LA Page 2

BOEING PROPRIETARY

***

6.          Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

7.          Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

8.          Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-4076-LA-1302623
Special Escalation Program	LA Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302623
Special Escalation Program	LA Page 4

BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation	Applicable to Program Aircraft	Escalation
Forecast	Delivering in Time Period	Notice Date
Feb 2014	August 2015 through January 2016	15 Apr 2014
Aug 2014	February 2016 through July 2016	15 Oct 2014
Feb 2015	August 2016 through January 2017	15 Apr 2015
Aug 2015	February 2017 through July 2017	15 Oct 2015
Feb 2016	August 2017 through January 2018	15 Apr 2016
Aug 2016	February 2018 through July 2018	15 Oct 2016
Feb 2017	August 2018 through January 2019	15 Apr 2017
Aug 2017	February 2019 through July 2019	15 Oct 2017
Feb 2018	August 2019 through January 2020	15 Apr 2018
Aug 2018	February 2020 through July 2020	15 Oct 2018
Feb 2019	August 2020 through January 2021	15 Apr 2019
Aug 2019	February 2021 through July 2021	15 Oct 2019
Feb 2020	August 2021 through January 2022	15 Apr 2020

CEA PA 4076 LA-1302623
Special Escalation Program Attachment	LA Page 1

BOEING PROPRIETARY

Attachment B

Escalation Factors

	3.7%	4.0%		3.7%	4.0%
Delivery	Escalation	Escalation	Delivery	Escalation	Escalation
Date	Factors	Factors	Date	Factors	Factors
Jan-17	1.1776	1.1930	Jan-19	1.2664	1.2904
Feb-17	1.1812	1.1969	Feb-19	1.2702	1.2946
Mar-17	1.1848	1.2009	Mar-19	1.2741	1.2988
Apr-17	1.1884	1.2048	Apr-19	1.2779	1.3031
May-17	1.1920	1.2087	May-19	1.2818	1.3074
Jun-17	1.1956	1.2127	Jun-19	1.2857	1.3116
Jul-17	1.1992	1.2167	Jul-19	1.2896	1.3159
Aug-17	1.2028	1.2206	Aug-19	1.2935	1.3202
Sep-17	1.2065	1.2246	Sep-19	1.2974	1.3246
Oct-17	1.2101	1.2286	Oct-19	1.3014	1.3289
Nov-17	1.2138	1.2327	Nov-19	1.3053	1.3332
Dec-17	1.2175	1.2367	Dec-19	1.3093	1.3376
Jan-18	1.2212	1.2407	Jan-20	1.3132	1.3420
Feb-18	1.2249	1.2448	Feb-20	1.3172	1.3464
Mar-18	1.2286	1.2489	Mar-20	1.3212	1.3508
Apr-18	1.2323	1.2530	Apr-20	1.3252	1.3552
May-18	1.2361	1.2571	May-20	1.3292	1.3597
Jun-18	1.2398	1.2612	Jun-20	1.3333	1.3641
Jul-18	1.2436	1.2653	Jul-20	1.3373	1.3686
Aug-18	1.2473	1.2695	Aug-20	1.3414	1.3730
Sep-18	1.2511	1.2736	Sep-20	1.3454	1.3775
Oct-18	1.2549	1.2778	Oct-20	1.3495	1.3821
Nov-18	1.2587	1.2820	Nov-20	1.3536	1.3866
Dec-18	1.2625	1.2862	Dec-20	1.3577	1.3911

CEA PA 4076 LA-1302623
Special Escalation Program Attachment	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302625

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Advanced Payments for the Aircraft.

1.1           Agreed Deferral. It is understood that Customer’s ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those that shall become due during the time from the effective date and deferred due date, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

1.2           Advance Payment Invoices. Boeing will provide invoices to Customer for all advance payments due pursuant to Article 4.2 of the Purchase Agreement, at least thirty (30) days prior to the due date thereof.

2.          Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment at least 30 days prior to Aircraft delivery.

3.          Rescheduling of Aircraft.

In the event that Customer is not able to make the advance payments described above by the tenth business day after the effective date of the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints, unless the advance payments for all Aircraft are current in accordance with the Purchase Agreement. Boeing will give Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

BOEING PROPRIETARY

4.          Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of 3. above, the Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given.

***

6.          Alternative Methodology.

In the event that circumstances described in paragraph 5. above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

6.1           Dollar Day Principal. With respect to the delayed payment of advance payments described in paragraph 5. above, the dollar day principal adheres to the rule that for every day that a dollar is delayed, Customer agrees to accelerate a dollar by a day when making future advance payments, thereby accelerating the future advance payment due date. The dollar day principal shall be applied such that the acceleration of the advance payment due date shall minimize the time period for repayment of the delayed payment(s), and recapture the normal advance payment schedule established by Table 1 of the Purchase Agreement. The parties recognize that the actual accelerated advance payment schedule cannot be determined until such time as Customer makes the payment for the delayed advance payments contemplated by paragraph 5. above.

Boeing shall establish the accelerated advance payment schedule based upon the above principal and Customer will make payments in the amounts and on the dates indicated for the accelerated schedule.

6.2           Default Procedure. In the event that Customer fails to make the accelerated advance payments in the amounts and on the dates established by the parties, or if the parties are unable to agree on the dates and amounts for the accelerated advance payments, the Customer shall pay interest as described in paragraph 5. above.

CEA-PA-4076-LA-1302625
Payment Matters	LA Page 2

BOEING PROPRIETARY

7.          Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302625
Payment Matters	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA PA 4076-LA-1302658

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.          Customer Responsibilities.

2.1           Supplier Selection.       Customer will select SPE suppliers from a list provided by Boeing for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects a seat, galley or galley insert supplier that is not on the Boeing offerable supplier list, such seat, galley or galley insert will, subject to Boeing approval, become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

2.2           Supplier Agreements.      Customer will enter into initial agreements with the selected suppliers within ten (10) days of the supplier selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within thirty (30) days of the ITCM or as otherwise identified by Boeing:

(i)          for emergency/miscellaneous equipment, providing standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

BOEING PROPRIETARY

3.1.3       Bidders Summary. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier for the galleys and seats. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.2           Additional Boeing responsibilities:

(i)          placing and managing the purchase orders with the suppliers;

(ii)         coordinating with the suppliers on technical issues;

(iii)        for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)        for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;

(v)         ensuring that the delivered SPE complies with the part specification;

(vi)        obtaining certification of the Aircraft with the SPE installed;

(vii)       for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.          IFE/CCS Software.

IFE/CCS may contain software of the following two types:

4.1           Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2           Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

4.2.1           Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

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Seller Purchased Equipment	LA Page 3

BOEING PROPRIETARY

4.2.2           The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

4.2.3           Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

4.2.4           Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5.	Price.

5.1           SPE Fee. Boeing will add a fifteen (15) percent fee to the actual costs charged to Boeing by the SPE suppliers.

5.2           Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.3           Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8	Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1           delay delivery of the Aircraft;

8.2           deliver the Aircraft without installing the SPE;

8.3           provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

CEA-PA4076-LA-1302658
Seller Purchased Equipment	LA Page 4

BOEING PROPRIETARY

8.4           increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

CEA-PA4076-LA-1302658
Seller Purchased Equipment	LA Page 5

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA4076-LA-1302658
Seller Purchased Equipment	LA Page 6

BOEING PROPRIETARY

Attachment A

1.	Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Seats
Galleys/Furnishings
Antennas and Mounting Equipment
Avionics
IFE/CCS
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems*(single Aisle Programs only)
Provision Kits (single Aisle Programs only)
Radomes (single Aisle Programs only)

*For a new certification, Customer will need to provide Supplier Selections two (2) months earlier than stated above.

CEA-PA4076-LA-1302658
Seller Purchased Equipment	LA Page 7

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302659

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	AGTA Matters

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

1.1           Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

1.2           Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

1.3           Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

BOEING PROPRIETARY

2.	Appendices to the AGTA.

***

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA4076-LA-1302659
AGTA Matters	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1302665

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Integrated Performance Remedy

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Compliance Deviation.

The Purchase Agreement defines performance specifications for the 737-8 MAX Aircraft in the Attachment to Letter Agreement No. LA-1302574 (Performance Guarantees). The Performance Guarantees include mission payload guarantees (Payload Guarantee) and block fuel guarantees (Block Fuel Guarantee). Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel or Payload Guarantees (each a Compliance Deviation). Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

2.	Cure Period.

Within one year from the delivery of an Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the Compliance Deviation.

2.1           If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer at no charge at a location to be mutually agreed. Boeing or the engine manufacturer, as applicable, will provide reasonable support for an Improvement Parts program at no charge to Customer.

2.2           If Customer elects to install Improvement Parts in such Aircraft, then they will be installed within ninety (90) days after the delivery of such Improvement Parts to

BOEING PROPRIETARY

Customer if such installation can be accomplished during Aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed to period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.3           Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvements related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3.	Performance Remedy Credit Memorandum.

***

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Integrated Performance Remedy	LA Page 2

BOEING PROPRIETARY

***

9.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-4076-LA-1302665
Integrated Performance Remedy	LA Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1302665
Integrated Performance Remedy	LA Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle. WA 98124-2207

CEA-PA-4076-LA-1303853

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Customer Support Special Matters — Extra Training and Services

Reference:	Purchase Agreement No. PA-04076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

BOEING PROPRIETARY

4.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-04076-LA-1303853
Customer Support Special Matters	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1400327

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	CAAC Regulatory Approval — Validated Type Certificate (VTC)

Reference:	Purchase Agreement No. 4076 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-04076-LA-1400327
CAAC Regulatory Approval - Validation Type Certificate	LA Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1400328

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

Subject:	Supplemental Advance Payment Matters

Reference: a)	Purchase Agreement No. PA-4076 (737-8 Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-8 aircraft (737-8 Aircraft)

b)	Purchase Agreement No. PA-4077 (737-800 Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 737-800 aircraft (737-800 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the 737-8 Purchase Agreement and the 737-800 Purchase Agreement (collectively, Purchase Agreements). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreements.

***

BOEING PROPRIETARY

***

4.          Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

CEA-PA-4076-LA-1400328
Supplemental Advance Payment Matters	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1400328
Supplemental Advance Payment Matters	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-4076-LA-1400329

China Eastern Airlines Corporation Limited

2550 Hongqiao Road

Shanghai 200335

People’s Republic of China

***

BOEING PROPRIETARY

***

4.          Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

CEA-PA-4076-LA-1400329
Trade-In Special Matters	LA Page 2

BOEING PROPRIETARY

5.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions or delivery positions that are the subject of the unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Mark A Mignon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 13, 2014

CHINA EASTERN AIRLINES CORPORATION LIMITED

By	/s/ Tang Bing

Its	ATTORNEY-IN-FACT

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By	/s/ Yang Zhi Jie

Its	Attorney-In-Fact

CEA-PA-4076-LA-1400329
Trade-In Special Matters	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O Box 3707 Seattle, WA 98124-2207

May 31, 2014

CEA-PA-4076-LA-1304206

China Eastern Air Holding Co.

Hongqiao International Airport

Shanghai, 200335

People’s Republic of China

***

BOEING PROPRIETARY

***

CEA-PA-4076-LA-1304206
China Package Deal Terms	Page 2

BOEING PROPRIETARY

***

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***

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***

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***

6.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

The Boeing Company

/s/ Mark A. Mignon
Mark A. Mignon
Regional Director – Contracts
Boeing Commercial Airplanes

CEA-PA-4076-LA-1304206
China Package Deal Terms	Page 6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

May 29, 2014

6-1165-MAM-739

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

***

BOEING PROPRIETARY

Very truly yours,

The Boeing Company

/s/ Mark A. Mignon
Mark A. Mignon
Regional Director, Contracts
Boeing Commercial Airplanes

6-1165-MAM-739
Used Aircraft Trade-In – Total Hull Loss	Page 2

BOEING PROPRIETARY